UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2024
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Williams-Sonoma, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Van Ness Avenue, San Francisco, California		94109
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (415) 421-7900
N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $.01 per share	WSM	New York Stock Exchange, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 25, 2024, the Board of Directors (the “Board”) of Williams-Sonoma, Inc. (the “Company”), acting upon the recommendation of the Nominations, Corporate Governance and Social Responsibility Committee of the Board, amended and restated the Company’s Amended and Restated Bylaws (the “Bylaws”), effective immediately. The Bylaws were updated to, among other things:

•clarify and further enhance procedural mechanics and informational requirements in connection with stockholder nominations of directors and submission of stockholder proposals pursuant to the advance notice provisions of the Bylaws;
•clarify the written representation requirements for all director nominees;
•clarify that the voting standard for the election of directors at any meeting of stockholders in which the number of director nominees exceeds the number of directors to be elected is a plurality of the shares voted, regardless of whether a quorum is present; and
•revise the indemnifications provisions of the Bylaws to (i) clarify that only officers elected or appointed by the Board will be entitled to indemnification pursuant to the Bylaws and (ii) that the Company will advance expenses to any director to the fullest extent permitted by law.

The Bylaws update also incorporates various other ministerial, clarifying and conforming changes.

The foregoing summary of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Description
3.1	Amended and Restated Bylaws of the Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: September 27, 2024	By:	/s/ Jeffrey E. Howie
Jeffrey E. Howie
Chief Financial Officer

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